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Exhibit 10.1



                                     FORM OF
                            NOTE AMENDMENT AGREEMENT

         This agreement ("Agreement") is by and among iLinc Communications, Inc., a Delaware corporation ("iLinc" or the "Company"), [Note Holder Name] (the "Note Holder"), and Cerberus Financial, Inc. (the "Note Agent") (all collectively called the "Parties"), with this Agreement to be effective on the closing of the Offering (the "Effective Date"). All capitalized terms used, but not defined in this Agreement, have the meaning given to them in the Unit Purchase and Agency Agreement that was executed by and among the Parties on April 19, 2004 (the "Unit Purchase Agreement").

         WHEREAS, the Note Holder participated in an offering by iLinc to purchase a unit that consisted of a senior unsecured promissory note (the "Senior Note"), a copy of which is attached as Exhibit "A," and common stock of the Company and simultaneously executed the Unit Purchase Agreement;

         WHEREAS, the Note Holder executed a Note Amendment Agreement in December of 2006 to modify the terms of the Senior Note to extend the Maturity Date of the Senior Note to July 15, 2010 and to increase the interest rate to a new "Stated Rate" of twelve percent (12%) per annum; and,

         WHEREAS, the Parties now wish to modify the terms of the Senior Note and the Unit Purchase Agreement as provided herein;

         NOW, THEREFORE, for and in consideration of the mutual promises and covenants contained herein and other good and valuable consideration, the undersigned Parties do hereby agree as follows:

4. All references in the Senior Note, and all references in the Unit Purchase Agreement, to the "Maturity Date" and the "due date" shall be amended hereby to reflect the new Maturity Date and due date of January 15, 2012 (the "Maturity Date").

5. In consideration for the extension of the Senior Note term, iLinc will prepay twelve and a half percent (12.5%) of the outstanding principal of the Senior Note upon closing of this offering.

6. All other terms and provisions of the Senior Note and the Unit Purchase Agreement not specifically amended by this Agreement shall remain unchanged and without amendment.

7. Note Holder hereby represents and warrants to iLinc that Note Holder: is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D promulgated under the 1933 Act; confirms that the financial and investor suitability information provided in the subscription agreement executed with the original purchase of the Note remains substantially true and correct; has not assigned, pledged or otherwise in any manner whatsoever, sold or transferred, any right, title, or interest in the Senior Note; has the authority to execute this Agreement and is legally competent to execute this Agreement; has obtained any and all necessary consents to give full effect to this Agreement; and has relied solely and completely upon its own judgment.

8. The Parties agree to cooperate fully and execute any and all supplementary documents and to take all additional actions which may be necessary to give full force and effect to the terms and intent of this Agreement. To the extent that the provisions of this Agreement conflict with any provision of the Senior Note or the Unit Purchase Agreement, then the provisions of this Agreement shall control and supersede. The Parties represent each to the other that this Agreement has been duly authorized, executed and delivered and that it constitutes valid and binding obligations upon the Parties hereto and upon their respective successors and assigns.

9. This Agreement shall become effective: (i) following execution by all of the Parties in their respective signature spaces provided below, and (ii) upon approval of this Agreement by holders representing sixty-six and two-thirds percent (66.66%) or more of the outstanding principal balance of the Senior Notes.

         IN WITNESS WHEREOF, the undersigned Parties have executed this Agreement to be effective on the Effective Date.




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[Note Holder Name]

By: /s/ Signature of Note Holder
   ----------------------------------

Name:
      -------------------------------
Title:
        -----------------------------
Date:
     --------------------------------

CERBERUS FINANCIAL,INC.

By: /s/ THOMAS R. HISLOP
   ----------------------------------

Name: Thomas R. Hislop

Title: President

Date:_
     --------------------------------

ILINC COMMUNICATIONS, INC.

By:/s/ James M. Powers, Jr.
   ----------------------------------
Name: James M. Powers, Jr.

Title:  President

Date:
      -------------------------------